Exhibit 99.1

ClearSign Technologies Corporation Provides First Quarter 2026 Update

TULSA, Okla., May 20, 2026 – ClearSign Technologies Corporation (Nasdaq: CLIR) (“ClearSign” or the “Company”), a leader in advanced combustion and sensing technologies that help industrial operators dramatically reduce emissions, increase efficiency and support the use of cleaner fuels including hydrogen, today provides an update on operations for the quarter ended March 31, 2026.

“We made notable progress at the start of the year,” said Jim Deller, Ph.D., Chief Executive Officer of ClearSign. “We expanded the scope of a flare order to include a full system and secured a fifth order from an energy customer in California. We also successfully completed a well-attended process burner demonstration at Zeeco Inc. that showcased the capabilities of our new ClearSign Core Gen 2 technology. Most recently, we received another “M” Series burner order destined for West Texas. We remain encouraged by the strong level of engagement and the steady flow of customer requests for proposals that we continue to receive.”

Strategic and Operational Highlights

Recent strategic and operational highlights during and subsequent to the first quarter of 2026:

ClearSign Received “M1” Series Burner Order for Midstream Heater in West Texas: The ClearSign Core™ M1 burner, sold through Tulsa Heaters Midstream, will be installed in a new heater at a gas processing facility of a multinational energy company in West Texas. The Company expects to deliver the burner in the third quarter of 2026.

Received Order for Next Phase of 32 Burner Project for California Refinery: The Company received a purchase order for the physical testing and demonstration of burners as the second phase of a process heater retrofit project comprising a total of 32 ClearSign Core™ burners to be installed in the customer’s California refinery.

Reported Successful Sub 5ppm Department of Energy/Small Business Innovation Research Flexible Fuel Burner Testing: In conjunction with the U.S. Department of Energy’s (“DOE”) National Energy Technology Laboratory, under its Small Business Innovation Research (“SBIR”) program, the Company successfully completed the testing of its ClearSign Core™ Flexible Fuel, 100% Hydrogen Capable process burner branded as ClearSign Core™ 2.

Received Fifth Low-Emission Flare Order from an Energy Company in California: The Company received an order covering engineering and product delivery for a total retrofit enclosed flare system at a production facility in California’s San Joaquin Valley, scheduled for delivery in the third quarter of 2026. The scope of the order includes upgraded flare technology, stack components, and control upgrades, further expanding ClearSign’s engagement beyond burner technology and into broader emission and system integration solutions.

Financial Information

Cash and cash equivalents were approximately $7.7 million as of March 31, 2026.

There were 5,409,133 shares of the Company’s common stock issued and outstanding as of March 31, 2026, which reflects the 1-for-10 reverse stock split of the Company’s shares of common stock that became effective on March 16, 2026.

Conference Call

The Company will be hosting a call at 5:00 PM ET today. Investors interested in participating on the live call can dial 1-888-506-0062 within the U.S. or 1-973-528-0011 from abroad, both using Participant Access Code: 961399 Investors can also access the call online through a listen-only webcast at  https://www.webcaster5.com/Webcast/Page/3133/53993 or on the investor relations section of the Company’s website at http://ir.clearsign.com/overview.

The Company will host a Q&A session during the call and investors wishing to submit a question ahead of time can do so by emailing questions to mselinger@firmirgroup.com.

The webcast will be archived on the Company’s investor relations website for at least 90 days and a telephonic playback of the conference call will be available by calling 877-481-4010 within the U.S. or 919-882-2331 from abroad using Replay Passcode # 53993. The telephonic playback will be available for 7 days after the conference call.

About ClearSign Technologies Corporation

ClearSign Technologies Corporation designs and develops products and technologies for the purpose of decarbonization and improving key performance characteristics of industrial and commercial systems, including operational performance, energy efficiency, emission reduction, safety, the use of hydrogen as a fuel and overall cost-effectiveness. The Company’s patented technologies, embedded in established OEM products as ClearSign Core™ and ClearSign Eye™ and other sensing configurations, enhance the performance of combustion systems and fuel safety systems in a broad range of markets, including the energy (upstream oil production and downstream refining), commercial/industrial boiler, chemical, petrochemical, transport and power industries. For more information, please visit www.clearsign.com.

Cautionary Note on Forward-Looking Statements

All statements in this press release that are not based on historical fact are “forward-looking statements.” You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “would,” “should,” “could,” “may,” “will” or other similar expressions. While management has based any forward-looking statements included in this press release on its current expectations regarding the Company’s strategy, plans, intentions, performance, or future occurrences or results, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to materially differ from such statements. Such risks, uncertainties and other factors include, but are not limited to, the Company’s ability to successfully deliver, install, and meet the performance obligations of the Company’s burners, sensors, flares and any other products it may offer from time to time in the markets it operates in, and any other markets the Company may sell products in; the performance of the Company’s products, including its ultra-low NOx burner and the related fuel and electricity savings; the Company’s ability to timely fabricate and ship its burners, sensors, flares and any other products or technologies it may offer from time to time; the Company’s ability to further expand the sale of ultra-low NOx process and boiler burners, as well as its “M” Series process burner; the Company’s ability to expand its sales of flaring solutions; the Company’s ability to expand the scope of its engagements beyond burner technologies and into broader emission solutions; the risk that results achieved under the DOE’S SBIR program may not be replicated in commercial applications; the risk that future government grants, contracts or research funding may not be available to the Company on favorable terms or at all; the Company’s ability to successfully market its co-branded process burner line with Zeeco Inc.; the Company’s ability to diversify its product offerings through different applications of its technologies and core competencies; the Company’s ability to generate sales and purchase orders from its engineering and computer modeling orders; the Company’s ability to generate orders from proposals and quotes sent to potential customers and other participants in the industry or through demonstrations of its products; the Company’s ability to market and gain market acceptance of its fuel flexible 100% hydrogen capable burner; the Company’s ability to effectively compete and gain market acceptance in the refining and midstream market; the Company’s ability to provide low emissions and system integration solutions based on continuously changing air permit requirements at the federal and state level; general business and economic conditions; the performance of management and the Company’s employees; the Company’s ability to obtain financing, when needed; the Company’s ability to compete with competitors; whether the Company’s technology will be accepted and adopted and other factors identified in the Company’s most recent Annual Report on Form 10-K and other periodic and current reports filed with the U.S. Securities and Exchange Commission and available for review at www.sec.gov. Furthermore, the Company operates in a competitive environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and, except as may be required by law, undertakes no obligation to, update or revise forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

For further information:

Investor Relations:

Matthew Selinger

Firm IR Group for ClearSign

+1 415-572-8152

mselinger@firmirgroup.com